                         EXHIBIT 99.5

                        REVOCABLE PROXY

                      HAVEN BANCORP, INC.

                 ANNUAL MEETING OF STOCKHOLDERS
                        April 21, 1999
                          3:00 p.m.
       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


I, having signed this card, hereby appoint the official proxy committee of the Board of Directors of Haven Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 21, 1999, at 3:00 p.m., at the Corporate Headquarters of the Company located at 615 Merrick Avenue, Westbury, New York, and at any adjournments thereof.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.



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                                          Please mark your
                                          votes as indicated  X
                                          in this example    ---


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 EACH OF THE LISTED PROPOSALS.

1. The Election as directors of all nominees listed: (Except as marked to the contrary below)

George S. Worgul, Michael J. Levine

     FOR                                     VOTE WITHHOLD

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Instructions: To withhold your vote for any individual nominee, write that nominee's name on the space provided below:

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2.  The ratification of KPMG LLP as independent auditors of Haven
Bancorp, Inc. for the fiscal year ending December 31, 1999.

          FOR            AGAINST             ABSTAIN

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The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 17, 1999 and of the Annual Report to Stockholders.

Please sign exactly as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder may sign but only one signature is required.

                                      Date:                , 1999


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                                              Signature

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                                       Signature, if held jointly

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
             IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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